================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                    |X|
Filed by a Party other than the Registrant |_|

CHECK THE APPROPRIATE BOX:
|X|   Preliminary Proxy Statement
|_| Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-12


                    KIWA BIO-TECH PRODUCTS GROUP CORPORATION
                (Name of Registrant as Specified in Its Charter)

                                       N/A
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:
      (2)   Aggregate number of securities to which transaction applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
      (4)   Proposed maximum aggregate value of transaction:
      (5)   Total fee paid:

|_|   Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount previously paid:
      (2)   Form, Schedule or Registration statement no.:
      (3)   Filing Party:
      (4)   Date Filed:

================================================================================

                    KIWA BIO-TECH PRODUCTS GROUP CORPORATION
                        415 West Foothill Blvd, Suite 206
                        Claremont, California 91711-2766

                                 August 9, 2006



Dear Stockholders:

      You are cordially invited to attend the Annual Meeting of Stockholders of Kiwa Bio-Tech Products Group Corporation, a Delaware corporation, to be held on Tuesday, September 12, 2006, at 10:00 a.m. local time at our executive office located at Room 516, Block A, Tai Li Ming Yuan Building, Jia 1, Waiguanxie Street, Chaoyang District, Beijing, People's Republic of China.

      The matters to be acted upon at the Annual Meeting of Stockholders are described in the accompanying Notice of Annual Meeting and Proxy Statement. At the meeting, we will also report on our operations and respond to any questions you may have.

      YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED. PLEASE SIGN, DATE, AND MAIL THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE PREPAID ENVELOPE IN ORDER TO ENSURE THAT YOUR VOTE IS COUNTED. IF YOU ATTEND THE MEETING, YOU WILL, OF COURSE, HAVE THE RIGHT TO VOTE YOUR SHARES IN PERSON.


                                                     Very truly yours,


                                                     /s/ Wei Li
                                                     Wei Li
                                                     Chief Executive Officer and
                                                     Chairman of the Board

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                   TO BE HELD ON THURSDAY, SEPTEMBER 12, 2006

                    KIWA BIO-TECH PRODUCTS GROUP CORPORATION
                        415 West Foothill Blvd, Suite 206
                        Claremont, California 91711-2766


Dear Stockholders:

      The Annual Meeting of the Stockholders of Kiwa Bio-Tech Products Group Corporation, a Delaware corporation, will be held on Tuesday, September 12, 2006 at 10:00 a.m. local time at our executive office located at Room 516, Block A, Tai Li Ming Yuan Building, Jia 1, Waiguanxie Street, Chaoyang District, Beijing, People's Republic of China. The purpose of the annual meeting is to consider and vote upon each of the proposals outlined in this proxy statement, including the proposal to:

1. Elect four nominees as directors to serve a one-year term on the Board of Directors set to expire at the 2007 annual meeting of stockholders and until their respective successors are elected and qualified;

2. Approve an amendment to our 2004 Stock Incentive Plan to increase the number of shares reserved for issuance under the plan from 1,047,907 to 3,047,907 shares and to implement certain other changes.

3. Ratify the selection and appointment of Mao & Company CPAs, Inc. as our independent auditors for the fiscal year ending December 31, 2006;

4. Approve an amendment to our certificate of incorporation to increase the number of authorized shares of our common stock from 100,000,000 to 200,000,000 shares; and

5. Transact such other business as may properly come before the meeting or any adjournment thereof.

      Only stockholders of record at the close of business on August 4, 2006 will be entitled to notice of, and to vote at, the annual meeting and any adjournments thereof.

      Our Proxy Statement is enclosed. Financial and other information concerning the company is contained in the enclosed Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005.

                                             By Order of the Board of Directors


                                             /s/ Yvonne Wang
                                             Yvonne Wang
                                             Secretary

August 9, 2006


                             YOUR VOTE IS IMPORTANT

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE URGE YOU TO DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT TO THE COMPANY AS PROMPTLY AS
 POSSIBLE IN THE ENCLOSED STAMPED AND ADDRESSED ENVELOPE. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING. GIVING THIS PROXY DOES NOT AFFECT YOUR RIGHT TO REVOKE IT LATER OR VOTE YOUR SHARES IN PERSON IN THE EVENT THAT
                         YOU SHOULD ATTEND THE MEETING.

                                 PROXY STATEMENT
                                     FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS
                           TUESDAY, SEPTEMBER 12, 2006

                    KIWA BIO-TECH PRODUCTS GROUP CORPORATION
                        415 West Foothill Blvd, Suite 206
                        Claremont, California 91711-2766

                                TABLE OF CONTENTS
                                -----------------


                                                                                                         PAGE
                                                                                                         ----
   GENERAL INFORMATION......................................................................................1

   PROPOSAL 1: ELECTION OF DIRECTORS........................................................................3
      Information Regarding the Board of Directors and its Committees.......................................4
      Compensation of Directors.............................................................................5
      Section 16(A) Beneficial  Ownership Compliance........................................................6

   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT...........................................6

   CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS...........................................................7

   PROPOSAL 2: APPROVAL OF AMENDMENTS TO 2004 STOCK PLAN....................................................8
      Executive Officers Information........................................................................8
      Summary Compensation Table............................................................................8
      Employment Contracts and Termination of Employment and Change of Control Arrangements.................9
      2004 Stock Incentive Plan.............................................................................9
      2004 Stock Plan Increase.............................................................................12

   PROPOSAL 3: RATIFICATION OF INDEPENDENT AUDITORS........................................................13
      Audit and Other Fees.................................................................................13
      Ratification of Selection of Independent Auditors....................................................13

   PROPOSAL 4: APPROVAL OF INCREASE IN AUTHORIZED SHARES OF COMMON STOCK...................................14

   STOCKHOLDER PROPOSALS FOR THE 2007 ANNUAL MEETING OF STOCKHOLDERS.......................................16

   OTHER BUSINESS..........................................................................................16

                                 PROXY STATEMENT
                                     FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS
                           TUESDAY, SEPTEMBER 12, 2006

                               GENERAL INFORMATION

      This Proxy Statement is furnished by the Board of Directors of Kiwa Bio-Tech Products Group Corporation, a Delaware corporation, to holders of shares of our common stock, in connection with the solicitation of proxies by the Board of Directors for use at our 2006 Annual Meeting of Stockholders, to be held at 10:00 a.m. local time on Tuesday, September 12, 2006, at our executive office located at Room 516, Block A, Tai Li Ming Yuan Building, Jia 1, Waiguanxie Street, Chaoyang District, Beijing, People's Republic of China. These proxy materials are first being mailed to stockholders on or about August 9, 2006.

      References herein to "we", "us", "our" or "the Company" refer to Kiwa Bio-Tech Products Group Corporation and its wholly-owned subsidiaries unless the context specifically states or implies otherwise.

COMPANY BACKGROUND

      We were originally incorporated in the state of Utah on June 14, 1933, under the name Tintic Gold Mining Company, to perform mining operations in Utah. Pursuant to an Agreement and Plan of Merger dated as of March 11, 2004, Kiwa Bio-Tech Products Group Ltd., a British Virgin Islands international business company, became Tintic Gold Mining Company's wholly-owned subsidiary. The Tintic/Kiwa merger resulted in a change of control of Tintic Gold Mining Company, with former Kiwa Bio-Tech Products Group Ltd. stockholders owning approximately 89% of Tintic Gold Mining Company on a fully diluted basis. Subsequent to the Tintic/Kiwa merger, Tintic Gold Mining Company changed its name to Kiwa Bio-Tech Products Group Corporation. On July 22, 2004, we reincorporated in the state of Delaware.

ANNUAL REPORT

      Our annual report for the fiscal year ended December 31, 2005 is enclosed with this proxy statement.

VOTING SECURITIES

      Only stockholders of record as of the close of business on August 4, 2006 will be entitled to vote at the meeting and any adjournment thereof. As of July 25, 2006, the number of outstanding shares of common stock of the Company was 64,285,930. Each holder of shares of our common stock is entitled to one vote for each share of common stock held with respect to the proposals presented in this proxy statement.

VOTING OF PROXIES

      All valid proxies received prior to the annual meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made.

      In the absence of specific instructions, proxies will be voted by the individuals named in the proxy "FOR" the election of each of the four specified director nominees, "FOR" each of the other three proposals and in the discretion of the proxies named in the proxy card on all other matters that may properly come before the annual meeting.

      As indicated on the enclosed proxy card, with respect to the election of directors, you may vote "FOR" all or some of the nominees or your vote may be "WITHHELD" with respect to one or more of the nominees. For each of three other proposals hereinafter, you may vote "FOR," "AGAINST" or "ABSTAIN."

VOTES REQUIRED FOR APPROVAL OF PROPOSALS

      Assuming that a quorum of stockholders is present at the annual meeting, the four director nominees receiving the greatest number of votes shall be elected to the Board of Directors, even without receiving a majority of the votes cast. The affirmative vote of holders of a majority of our outstanding shares of common stock is required to approve the proposal to amend the certificate of incorporation. The affirmative vote of holders of a majority of the shares of common stock present in person or by proxy and entitled to vote thereon at the annual meeting is required for other proposals.

      For the purpose of determining the vote required for approval of matters to be voted on at the annual meeting, shares held by stockholders who abstain from voting on a matter will be treated as being "present" and "entitled to vote" on the matter, and, therefore, an abstention (withholding a vote as to all matters) has the same legal effect as a vote against the matter. However, in the case of a broker non-vote or where a stockholder withholds authority from his proxy to vote the proxy as to a particular matter, such shares will not be treated as "present" or "entitled to vote" on the matter, and, therefore, a broker non-vote or the withholding of a proxy's authority will have no effect on the outcome of the vote on the matter, other than to affect the existence of a quorum. A "broker non-vote" refers to shares of our common stock represented at the annual meeting in person or by proxy by a broker or nominee where such broker or nominee (1) has not received voting instructions on a particular matter from the beneficial owners or persons entitled to vote and (2) does not have discretionary voting power on such matter.

QUORUM

      Our bylaws provide that a majority of all the shares of the stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Abstentions and broker non-votes will be counted as present for purposes of determining the presence of a quorum.

REVOCABILITY OF PROXIES

      Any person giving a proxy in response to this solicitation has the power to revoke it at any time before it is voted. Proxies may be revoked by any of the following actions:

      o delivering a written notice of revocation to our Corporate Secretary at our principal executive office located at 415 West Foothill Blvd, Suite 206 Claremont, California 91711-2766;

      o delivering a properly executed proxy showing a later date to our Corporate Secretary at our principal executive office located at 415 West Foothill Blvd, Suite 206 Claremont, California 91711-2766; or

      o attending the meeting and voting in person (attendance at the meeting will not, by itself, revoke a proxy).

SOLICITATION OF PROXIES

      The cost of soliciting proxies will be borne by the Company. We will solicit stockholders by mail through our regular employees, and will request banks and brokers, and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for their reasonable, out-of-pocket costs. In addition, we may use the services of our officers, directors, and others to solicit proxies, personally or by telephone, without additional compensation.

                        PROPOSAL 1: ELECTION OF DIRECTORS

      Four directors are to be elected at the annual meeting, to hold office until the next annual meeting of stockholders and until their successors are elected and qualified, or until their earlier resignation or removal. (Following resignation of James Zhan from the Board of Directors as of December 31, 2005, the Board, acting by resolution pursuant to the Company's bylaws, reduced the number of positions on the Board to four members.) The accompanying proxy will be voted in favor of the following persons to serve as directors unless the stockholder indicates to the contrary on the proxy. We expect that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that the proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy. All of the director nominees are currently directors of the Company.

      The following persons have been nominated to be elected as directors at the annual meeting:

NAME                 AGE      TITLE
--------------       ---      -------------------------------------------------
Wei Li               44       Chief Executive Officer and Chairman of the Board
Lian jun Luo         36       Chief Financial Officer and Director
Da chang Ju          65       Director
Yun long Zhang       42       Director

      WEI LI became our Chief Executive Officer and Chairman of the Board on March 12, 2004. Prior to the Tintic/Kiwa merger, Mr. Li was the acting Chief Executive Officer of Kiwa Bio-Tech Products Group Ltd. since January 1, 2004. Mr. Li founded Kiwa Bio-Tech Products Group Ltd. to capitalize on the growth of the ag-biotechnology industry in China. Prior to founding Kiwa Bio-Tech Products Group Ltd., Mr. Li founded China Star Investment Group ("China Star"), an entity which provides integrated financing services and/or venture investments to growth businesses in China. Mr. Li served as President of China Star from June 1993 to January 2004. In 1989, Mr. Li founded Xinhua International Market Development Ltd., a company which engaged in investing in China's high tech, pharmaceutical, medical device, media, entertainment and real estate industries. Mr. Li holds a B.S. in finance from Hunan Finance and Economics University.

      LIAN JUN LUO became our Chief Financial Officer on March 12, 2004, and one of our directors on March 27, 2004. Mr. Luo served as the Chief Executive Officer of Kiwa Bio-Tech Products Group Ltd. from October 2002 to March 2004. From January 2002 to October 2002, Mr. Luo served as the Chief Financial Officer of China Star. From August 2000 to December 2001, Mr. Luo served as manager of Security Department and Assistant of President at Jilin HengFa Group Ltd., a Chinese drug manufacturing company, responsible for the company's preparation for an aborted IPO and for merger and acquisition activities. From May 1998 to July 2000, Mr. Luo worked as manager of Investment Department and Associate General Manager for Hongli Enterprise Ltd, a Chinese investment company on merger and acquisition transactions. Mr. Luo obtained his law degree from China University of Politics Science and Law in 1993. Mr. Luo is a certified public accountant and lawyer in China.

      DA CHANG JU became one of our directors on March 12, 2004. From 1987 to 1999, when he retired, Mr. Ju worked as General Manager of XinShen Company, an investment firm in China. He was responsible for the company's daily operations and investment decision making. He served as a member of Kiwa Bio-Tech Products Group Ltd.'s Board of Directors since 2003 and a member of the Board of Directors of China Star from 1999 to 2000. Mr. Ju holds a B.S. in mathematics from Capital Normal University in Beijing, China.

      YUN LONG ZHANG became one of our directors on March 27, 2004. From May 2000 to present, Mr. Zhang has been the General Manager of China Star, responsible for the group's daily operations. From 1994 to 2000, Mr. Zhang served as the head of the Investment Department at China National Economic and Systems Reform Research and Services Center, an economic reform think tank for the central government. Mr. Zhang holds a degree in statistics.

   THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE NOMINEES NAMED IN THIS PROXY STATEMENT. THE FOUR INDIVIDUALS RECEIVING THE GREATEST
 NUMBER OF VOTES SHALL BE DEEMED ELECTED EVEN IF THEY DO NOT RECEIVE A MAJORITY
                                     VOTE.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

      During 2005, the Board of Directors was composed of five members, including Messrs Wei Li, Lian jun Luo, James Zhan, Da chang Ju and Yun long Zhang. All board actions require the approval of a majority of the directors in attendance at a meeting at which a quorum is present.

      On December 31, 2005, Mr. James Zhan tendered his resignation as Director and we formally notified Mr. James Zhan that we had accepted his resignation on March 31, 2006. Pursuant to resolution dated May 12, 2006 and acting in accordance with our bylaws, the Board of Directors reduced the number of positions on the Board of Directors to four members.

      During 2005, our Board of Directors held 7 meetings. No member of our Board of Directors attended fewer than 75% of the meetings. We currently do not have a policy with respect to board members' attendance at annual meetings.

      We do not have a standing audit, nominating or compensation committee. As a small, development-stage company, we believe that all of our directors acting together, as opposed to a subset of them acting by means of a committee, is the most efficient and effective framework for us to perform the functions otherwise associated with audit, nominating and compensation committees.

NOMINATING COMMITTEE FUNCTIONS

      Since we do not have a nominating committee, all of the members of the Board of Directors participate in the consideration of director nominees. The Board of Directors has determined that one of its members is independent under the independence standards of the Nasdaq Stock Market. We do not currently have a written nominating committee charter or similar document.

PROCESS FOR IDENTIFYING AND EVALUATING NOMINEES FOR THE BOARD OF DIRECTORS

      Our Board of Directors may employ a variety of methods for identifying and evaluating director nominees. If vacancies are anticipated or arise, our Board of Directors considers various potential candidates which may come to our attention through current board members, professional search firms, stockholders or other persons. These candidates may be evaluated by our Board of Directors at any time during the year.

      Our Board of Directors considers candidates recommended by stockholders when the nominations are properly submitted as described in "Consideration of Stockholder Recommendations" below. Following verification of the stockholder status of persons proposing candidates, our Board of Directors will make an initial analysis of the qualifications of any candidate recommended by stockholders or others pursuant to the criteria summarized herein to determine whether the candidate is qualified for service on the board, before deciding to undertake a complete evaluation of the candidate. If our Board of Directors determines that additional consideration is warranted, it may use a third-party search firm to gather additional information about the prospective nominee's background and experience. Other than the verification of compliance with procedures and stockholder status, and the initial analysis performed before undertaking a complete evaluation, our Board of Directors will treat a potential candidate nominated by a stockholder like any other potential candidate.

      In evaluating a director candidate, our Board of Directors will review his or her qualifications including capability, availability to serve, conflicts of interest, general understanding of business, understanding of the Company's business and technology, educational and professional background, personal accomplishment and other relevant factors. Our Board of Directors has not established any specific qualification standards for director nominees, although from time to time the Board of Directors may identify certain skills or attributes as being particularly desirable to help meet specific needs that have arisen. Our Board of Directors may also interview prospective nominees in person or by telephone. After completing this evaluation, the Board of Directors will determine the nominees.

CONSIDERATION OF STOCKHOLDER RECOMMENDATIONS

      Our Board of Directors considers director candidates recommended by stockholders. Candidates recommended by stockholders are evaluated on the same basis as are candidates recommended by our Board of Directors. Any stockholder wishing to recommend a candidate for nomination by the Board of Directors should provide the following information in a letter addressed to the Board in care of our Secretary: (i) the name and address of the stockholder recommending the person to be nominated; (ii) a representation that the stockholder is a holder of record of our stock, including the number of shares held and the period of holding; (iii) a description of all arrangements or understandings between the stockholder and the recommended nominee; (iv) information as to any plans or proposals of the type required to be disclosed in Schedule 13D and any proposals that the nominee proposes to bring to the Board of Directors if elected; (v) any other information regarding the recommended nominee that would be required to be included in a proxy statement filed pursuant to Regulation 14A pursuant to the Securities Exchange Act of 1934 and (vi) the consent of the recommended nominee to serve as a director if elected. Additional information may be requested to assist our Board of Directors in determining the eligibility of a proposed candidate to serve as a director. In addition, the notice must meet any other requirements contained our bylaws. Stockholders may nominate candidates directly by complying with our bylaws and applicable law, including the deadlines described under "Stockholder Proposals for the 2007 Annual Meeting of Stockholders", below.

AUDIT COMMITTEE FUNCTIONS

      Since we do not have an audit committee, the entire Board of Directors acts as the audit committee. The Board of Directors has determined that none of its members qualify as an audit committee financial expert as defined in Item 401(e) of Regulation S-B of the Securities and Exchange Act of 1934. We have not been able to identify a suitable candidate for our Board of Directors that would qualify as an audit committee financial expert. We do not currently have a written audit committee charter or similar document.

CODE OF ETHICS

      We have adopted a Code of Business Conduct and Ethics that is applicable to all employees, consultants and members of the Board of Directors, including the Chief Executive Officer, Chief Financial Officer and Secretary. This code embodies our commitment to conduct business in accordance with the highest ethical standards and applicable laws, rules and regulations. We will provide any stockholder a copy of the code, without charge, upon written request to our Secretary.

STOCKHOLDER COMMUNICATIONS WITH BOARD OF DIRECTORS

      Any stockholder or interested party who wishes to communicate with our Board of Directors or any specific directors may write to Kiwa Bio-Tech Products Group Corporation, Board of Directors, 415 West Foothill Blvd, Suite 206 Claremont, California 91711-2766.

      The mailing envelope must contain a clear notation indicating that the enclosed letter is a "Stockholder-Board Communication" or "Stockholder-Director Communication." All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of the board or certain specified individual directors. We will receive and make copies of all such letters and circulate them to the appropriate director or directors.

COMPENSATION OF DIRECTORS

      At this time, we do not have any arrangement or policy for compensation of directors for their services on our Board of Directors. If any, when we do compensate directors, we do not anticipate paying employee directors additional compensation for their service above their compensation as an employee.

      In 2005, there were no other arrangements pursuant to which any director was compensated for services provided as a director.

SECTION 16(A) BENEFICIAL OWNERSHIP COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors and certain persons holding more than 10% of a registered class of our common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock. Officers, directors and certain other shareholders are required by the Securities and Exchange Commission to furnish us with copies of all Section 16(a) forms they file. To the best our knowledge, based solely upon a review of the copies of such reports, all of the required filings were made on a timely basis during 2005.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth as of July 25, 2006 certain information with respect to the beneficial ownership of our common stock by (i) each of our directors and executive officers, (ii) each person who is known by us to beneficially own more than 5% of our outstanding common stock, and (iii) all of our directors and executive officers as a group. The numbers for each stockholder listed below include shares of our common stock issuable upon the exercise of options or any other rights beneficially owned by such person or entity that are exercisable within 60 days of July 25, 2006. Percentage ownership is calculated based on 64,285,930 shares of our common stock outstanding as of July 25, 2006. None of the shares listed below are issuable pursuant to stock options, stock appreciation rights ("SARs") or warrants.

NAME                                                             NUMBER OF SHARES    PERCENT OF CLASS
--------------------------------------------------------------   ----------------    ----------------
Wei Li (1)....................................................         12,356,672         19.22%
Da chang Ju (2)...............................................         10,062,088         15.65%
Lian jun Luo..................................................            308,916          *
Yun long Zhang................................................            308,916          *
Johnson Shun-Pong Lau .......................................             196,000          *
All Star Technology Inc. (1)..................................         12,356,672         19.22%
InvestLink (China) Limited (2)................................         10,062,088         15.65%
De jun Zou....................................................          3,089,168          4.81%
Times Crossword Investment Ltd. (3)...........................          3,089,168          4.81%
Yi Mao (3)....................................................          3,089,168          4.81%
All officers and directors as a group (7 persons).............         29,410,928         39.70%

* Less than 1%.
(1) Consists of shares held by All Star Technology Inc., a British Virgin Islands international business company. Wei Li exercises voting and investment control over the shares held by All Star Technology Inc. Wei Li is a principal stockholder of All Star Technology Inc. and may be deemed to beneficially own such shares, but disclaims beneficial ownership in such shares held by All Star Technology Inc. except to the extent of his pecuniary interest therein.
(2) Consists of 7,812,088 shares of common stock held directly by InvestLink (China) Limited ("Investlink") and 2,250,000 shares of common stock held by InvestLink as custodian for Gui sheng Chen. InvestLink has the sole power to vote or direct the vote and dispose or direct the disposition of 10,062,088 shares but disclaims beneficial ownership of such shares except to the extent of its pecuniary interest therein. Da chang Ju exercises voting and investment control over the shares held by InvestLink. Da chang Ju is a principal stockholder of InvestLink and may be deemed to beneficially own such shares, but disclaims beneficial ownership in such shares held by InvestLink except to the extent of his pecuniary interest therein.
(3) Mr. Yi Mao exercises voting and investment control over the shares held by Times Crossword Investment, Ltd.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

CHINA STAR INVESTMENT GROUP

      China Star is a company which is 28% owned by Wei Li., our Chairman of the Board and Chief Executive Officer. Mr. Yun long Zhang, one of our directors, is also General Manager of China Star and is responsible for its daily operations.

      In 2005, we entered into three advance agreements with China Star for combined advances of $199,514. The advances were unsecured, bore interest at 12% per annum and were initially due in 180 days from the date of draw down. In conjunction with the advance agreements we also granted detachable warrants to China Star to purchase an aggregate of 997,571 shares of common stock.

      On March 31, 2006, the Company entered into an advance agreement with China Star for advances of $38,655. The advances were drawn down in stages over the first quarter of 2006. The advances were unsecured, bore interest at 12% per annum and were initially due 180 days from the date of draw down. The Company also granted additional detachable warrants to China Star to purchase an aggregate of 193,276 shares of common stock. During the second quarter of 2006, China Star advanced to us an additional $25,529. During the first half of 2006 we have repaid $277,578 to China Star. As of June 30, 2006, the outstanding balance due to China Star was $49,572. The due dates on the remaining balance of the advances have been extended to September 30, 2006.

      The Company previously rented an office in the United States under a commercial lease agreement with China Star with an aggregate monthly lease payment of approximately $2,560. The lease expired in June 2005 and was replaced by another operating lease with a third party. Pursuant to the lease agreement, rent expense for the six and three months ended June 30, 2005 was $15,360 and $7,680, respectively.

MR. WEI LI

      Mr. Li is the Chairman of our Board of Directors and our Chief Executive Officer. As of June 30, 2006, we owe Mr. Li approximately $60,446 for borrowed money and $11,256 in respect of a car lease, as described further below.

      On May 23, 2005, we entered into a loan agreement with Mr. Li for various advances amounting to the aggregate of $156,685. The advances were unsecured, bore interest at 12% per annum, and were due 180 days from the date of draw down. In conjunction with the advances we granted 783,423 shares of detachable warrants to Mr. Li.

      During the first half of 2006, Mr. Li advanced to us an additional $11,648 to the Company, and we repaid $143,063 to him in June 2006. As of June 30, 2006, the remaining balance due to Mr. Li under the cash advances was $60,446. The due date of the remaining balance has been extended to September 30, 2006.

      Mr. Li also executed without any compensation from the Company a guarantee of repayment of four convertible loans amounted to $670,000 in total, of which $350,000 was retired and $320,000 remains outstanding as of June 30, 2006. In addition, Mr. Li has pledged without any compensation from the Company all Company stock beneficially owned by him to secure our obligations under the Securities Purchase Agreement, Convertible Notes, and Warrants described below under Proposal 4.

      In December 2004, we entered into an agreement with Mr. Li, pursuant to which he leases to us a motor vehicle. The monthly rental payment is $1,876, during the fiscal year of 2005 and the first half year of 2006, the amount of the accrued liability owing to Mr. Li under the lease is $22,512 and $11,256 respectively. So far we have made no payments to Mr. Li under this obligation.

              PROPOSAL 2: APPROVAL OF AMENDMENTS TO 2004 STOCK PLAN


EXECUTIVE OFFICERS INFORMATION

      During 2005, our executive officers included Messrs. Wei Li, Lian jun Luo, Johnson Shun-Pong Lau, Qi Wang and James Zhan. Mr. James Zhan resigned as Vice president and Secretary of the Company on December 31, 2005, at the same time when he resigned as a director.

      Information with respect to Messrs. Wei Li, Chief Executive Officer, and Lian jun Luo, Chief Financial Officer is set forth above.

      Mr. Johnson Lau became our Chief Operating Officer on July 19, 2005. He worked in the audit department of the Hong Kong and Beijing offices of Deloitte Touche Tohmatsu for over seven years. Mr. Lau holds a bachelor's degree of commerce from Monash University, Australia which he received in 1996. He is a Certified Public Accountant in Hong Kong Institute of Certified Public Accountants (HKICPA) and a Certified Practicing Accountant of CPA Australia.

      Mr. Qi Wang became our Vice President - Technical on July 19, 2005. He has served as a Professor and Advisor for Ph.D. students in the Department of Plant Pathology, China Agricultural University ("CAU") since January 2005. Prior to that, he served as assistant professor and lecturer at CAU from 97. He obtained his master degree and Ph.D. in agricultural science from CAU in July 1994 and July 1997, respectively. Mr. Wang holds a bachelor's degree of science from Inner Mongolia Agricultural University received in July 1989. He is a committee member of various scientific institutes in China, including the National Research and Application Center for Increasing-Yield Bacteria, Chinese Society of Plant Pathology, Chinese Association of Animal Science and Veterinary Medicine and so on.

      There is no arrangement or understanding between any of the directors or officers of the Company and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan or understanding as to whether non-management stockholders will exercise their voting rights to continue to elect the current directors to the Board of Directors. There are also no arrangements, agreements or understandings between non-management stockholders that may directly or indirectly participate in or influence the management of the Company's affairs.

SUMMARY COMPENSATION TABLE

      Our Chief Executive Officer did not earn any compensation during 2005 and 2004. We had no officers or directors in 2004 and 2005 whose total annual salary and bonus during 2005 and 2004 exceeded $100,000.

                                             ANNUAL COMPENSATION

NAME AND PRINCIPAL              SALARY       BONUS     ALL OTHER     SECURITIES UNDERLYING
     POSITION         YEAR       ($)          ($)   COMPENSATION ($)       OPTIONS
------------------    ----      ------       -----  ---------------- ---------------------
Wei Li(1)             2005        -            -           -                  -
                      2004        -            -           -                  -

---------------------
(1)   Appointed Chief Executive Officer and Director of the Company in June
      2004.

OPTIONS GRANTS AND EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

      We did not grant any stock options or stock appreciation rights to any executive officers during 2005. There were no option exercises during 2005 and no stock options or stock appreciation rights were held by any of our executive officers as of the end of our last fiscal year.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS

      We entered into employment agreements with each of two key employees, Messrs. Lian jun Luo and Bin Qu, on March 18, 2003. The employment agreements have since expired.

      On March 18, 2003 we entered into an employment agreement with our Chief Financial Officer, Mr. Luo, commencing on October 10, 2002. The agreement had a three year term and was not renewed when it expired, however, Mr. Luo continued employment with us on the same salary terms. It is expected that a new agreement will be negotiated with Mr. Luo in the near future. Under the 2003 agreement, Mr. Luo was entitled to and received an annual base salary of RMB 144,000 each year and shares of our common stock equal to 1% of the total number of shares outstanding on each of October 1, 2003, 2004 and 2005. The total number of shares issued to Mr. Luo under the 2003 agreement was 1,305,562 shares. Under the employment agreement Mr. Luo was also eligible for an annual performance bonus of RMB 56,000. The bonus for the first employment year was paid to Mr. Luo at the first half of 2005; the bonuses for the second and third employment years were paid to Mr. Luo in July 2006.

      Mr. Bin Qu's agreement has a three-year term commencing on March 1, 2003. Mr. Qu resigned on April 21, 2006. Under the 2003 agreement, Mr. Qu was entitled to an annual base salary of RMB 144,000 each year and shares of our common stock equal to 1% of the total number of shares outstanding on each of March 1, 2004, 2005 and 2006. Prior to our reverse merger in March 2004, Mr. Qu was issued 308,916 shares for the first year of his employment. When Mr. Ou resigned he agreed to waive his shares for the second and third employment year.

      Except as set forth above, we do not have employment agreements with any other members of management or key personnel. In addition, there are no compensatory plans or arrangements with respect to a named executive officer that would result in payments or installments in excess of $100,000 upon the resignation, retirement or other termination of such executive officer's employment with us or from a change-in-control.

2004 STOCK INCENTIVE PLAN

      On May 10, 2004, our Board of Directors determined that it was in our best interest to provide equity incentives to certain of our directors, officers and employees and/or consultants and adopted, subject to stockholder approval, our 2004 Stock Incentive Plan (the "Stock Plan"). On June 3, 2004, our stockholders approved the Stock Plan. This key aspect of our compensation program is designed to attract, retain, and motivate the highly qualified individuals required for our long-term success. As of July 25, 2006, we had not made any grants under the Stock Plan.

      A general description of the Stock Plan is set forth below. This description is qualified in its entirety by the terms of the Stock Plan, a copy of which, as proposed to be amended, is attached to this proxy statement as APPENDIX A.

SUMMARY DESCRIPTION OF THE PLAN

      NUMBER OF SHARES AUTHORIZED AND MAXIMUM INDIVIDUAL PARTICIPATION. The Stock Plan reserves 1,047,907 shares of our common stock for the issuance of options and other stock awards. If the amendment to the Stock Plan is approved, 3,047,907 shares of common stock will be reserved for options and other stock awards. Currently under the Stock Plan, not more than 350,000 options or other stock awards may be granted to any participant in any fiscal year. Under the proposed amendment to the Stock Plan, this limit would be increased to 500,000.

      PLAN ADMINISTRATION. Either the Board or a committee of the Board may administer the Stock Plan. Currently, the Stock Plan is administered by the Board.

      ELIGIBILITY. Employees, consultants and directors who are selected by the Board are eligible to receive options or stock purchase rights under the Stock Plan subject to limitations set forth therein; provided, however, that only employees are eligible to be granted options intended to qualify as "incentive stock options" under the Internal Revenue Code of 1986, as amended (the "Code").

      TERM AND AMENDMENT OF THE PLAN. The Stock Plan was effective as of May 10, 2004. No awards may be granted on or after May 10, 2014. The Board may suspend or terminate the Stock Plan at any time. The Board may amend the Stock Plan as its deems necessary and intends to make any amendments necessary to comply with changes in the income tax or securities laws of the United States or the State of Delaware.

      STOCK OPTION AWARDS. Stock options awarded may be either "incentive stock options" as defined in Section 422 of the Code or nonstatutory stock options because they fall outside Section 422's requirements. The options generally expire 10 years after the date of grant and are not all available for exercise immediately upon grant. The exercise price of ISOs may not be less than the fair market value on the date of grant, while nonstatutory stock options must have an exercise price of at least 85% of the fair market value on the date of grant. Options vest, in the case of an optionee who is not an officer, director or consultant of the company, at least as rapidly as 20% per year over the five-year period commencing on the grant date.

      STOCK PURCHASE RIGHTS. Stock purchase rights awarded to any participant automatically expire if not exercised by the participant within 30 days after we communicate the grant of such right to the participant. The exercise price of stock purchase rights may not be less than 85% of the fair market value of the shares of stock on either the date of grant or the date of purchase of the stock purchase right. Each stock purchase agreement may provide that we may repurchase stock purchased pursuant to stock purchase rights at the purchase price (as adjusted from time to time), within 90 days after the termination of the participant's service with us. The repurchase right lapses at least as rapidly as 20% per year over the five-year period commencing when the stock is purchased.

      TRANSFER RESTRICTIONS. The Stock Plan provides that with the exception of permitted transfers of non-qualified stock options, a participant may not assign, sell or transfer options other than by will or by operation of the laws of descent and distribution. The Board, in its sole discretion, may permit the transfer of a non-qualified stock option by gift to a family member or by transfer instrument to a trust, provided that the option is to be passed to beneficiaries upon death of the participant. Our standard stock option agreement restricts transfer of options as outlined above and allows exercise after termination under limited circumstances.

      ADJUSTMENTS. If there is any change in our capitalization, including, among other things, stock dividends and stock splits, then the number of shares of stock available under the plan, the number of shares of stock covered by outstanding rights and the exercise price or purchase price of any stock option or purchase right in effect prior to such change shall be proportionately adjusted by the Board to reflect any change.

FEDERAL INCOME TAX CONSEQUENCES RELATING TO STOCK OPTIONS

      The U.S. federal income tax consequences of awards under the Stock Plan to us and our employees, officers, directors, and consultants are complex and subject to change. The following discussion is only a summary of the general U.S. federal tax treatment of award issued under the Stock Plan. This summary does not address the tax consequences of awards under the Stock Plan with respect to any state, local or foreign taxing jurisdiction or under any applicable tax treaty. This summary is based on Code, published revenue rulings, administrative and judicial decisions, and existing and proposed Treasury regulations (all as of the date hereof and all of which are subject to change, possibly with retroactive effect).

      Under new Code Section 409A, enacted as part of the American Jobs Creation Act of 2004, recipients of certain equity compensation awards (including nonstatutory stock options with exercise prices below the fair market value of the underlying stock as of the date of grant, and certain types of stock appreciation rights and stock bonuses) may be subject to a burdensome taxation regime. If Section 409A were to apply to awards under the Stock Plan, the affected participants may be required to recognize ordinary income for tax purposes earlier than the times otherwise applicable as described in the discussion below and to pay substantial penalties. The Stock Plan allows for the issuance of certain of these types of awards for purposes of giving us maximum flexibility. However, we do not intend to issue any awards that would be subject to Section 409A. Furthermore, the Board and the compensation committee generally have the authority to amend the Stock Plan as they deem necessary to comply with applicable laws, including Section 409A. Therefore, the following discussion does not specifically address the potential impact of Section 409A on the various awards.

      INCENTIVE STOCK OPTIONS. An optionee does not realize taxable income upon the grant or exercise of an incentive stock option under the Stock Plan. If no disposition of shares issued to an optionee pursuant to the exercise of an incentive stock option is made by the optionee within two years from the date of grant or within one year from the date of exercise, then (a) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) is taxed to the optionee as long-term capital gain and any loss sustained will be a long-term capital loss and (b) no deduction is allowed to the company for federal income tax purposes. Notwithstanding the foregoing, the exercise of incentive stock options gives rise to an adjustment in computing alternative minimum taxable income that may result in alternative minimum tax liability for the optionee.

      If shares of common stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a "disqualifying disposition") then (a) the optionee realizes ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on a sale of such shares) over the option price thereof and (b) the company is entitled to recognize a salary expense for such amount. Any further gain realized is taxed as a short-term or long-term capital gain and does not result in any deduction to the company. A disqualifying disposition in the year of exercise will generally avoid the alternative minimum tax consequences of the exercise of an incentive stock option.

      NONSTATUTORY STOCK OPTIONS. If the exercise price of a nonstatutory stock option is equal to or exceeds the fair market value of the underlying stock at the time of grant, no income is generally realized by the optionee at the time a nonstatutory option is granted. Upon exercise, (a) ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise and (b) the company is entitled to recognize a compensation expense for the same amount. Upon disposition of the shares, appreciation or depreciation after the date of exercise is treated as a short-term or long-term capital gain or loss and will not result in any expense by the company.

      If the exercise price of a nonstatutory stock option is less than the fair market value of the underlying stock at the time of grant, Code Section 409A may impose significant adverse tax consequences to optionees who are granted these "in-the-money" stock options. Although the Stock Plan allows us the flexibility to issue "in-the-money" nonstatutory stock options, we do not intend to issue any such options. Therefore, the foregoing discussion applies only to nonqualified stock options with exercise prices equal to or in excess of the fair market value of the underlying stock at the time of grant.

      RESTRICTED STOCK. Generally, the holder of restricted stock will recognize ordinary compensation income at the time the stock becomes vested. The amount of ordinary compensation income recognized will be equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the holder in exchange for stock. The income recognized upon the vesting of restricted stock generally will be subject to U.S. income tax withholding and employment taxes.

      In the year that the recipient of a stock award recognizes ordinary taxable income in respect of restricted stock, we will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the recipient is required to recognize, provided that the deduction is not otherwise disallowed under the Code.

      STOCK BONUS. Generally, the recipient of a stock bonus will recognize ordinary compensation income at the time the stock bonus is received. The amount of ordinary compensation income recognized will be equal to the excess, if any, of the fair market value of the stock on the date it is received over any amount paid by the recipient in exchange for the stock. However, if the stock received is subject to future vesting based on the recipient's performance of services, the tax consequences discussed above with respect to restricted stock will apply to the holder and the company. The income recognized with respect to a stock bonus generally will be subject to U.S. income tax withholding and employment taxes.

      In the year that the recipient of a stock bonus recognizes ordinary taxable income in respect of the stock, we will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the recipient is required to recognize, provided that the deduction is not otherwise disallowed under the Code.

NEW PLAN BENEFITS

      The grant of awards under the Stock Plan is discretionary and neither the number of shares subject to awards nor the types of awards under the Stock Plan to any particular eligible recipient or group of eligible recipients is presently determinable.

EQUITY COMPENSATION INFORMATION

      The following table provides information about shares issued and shares remaining available for future issuance under our Stock Plan and other equity compensation arrangements, not including the increase in the number of shares available for issuance under our Stock Plan for which we are seeking stockholder approval pursuant to this proxy statement.

                                                    (A)                    (B)                      (C)
                                         -----------------------   --------------------  -----------------------
                                                                                           NUMBER OF SECURITIES
                                                                                         REMAINING AVAILABLE FOR
                                                NUMBER OF                                 FUTURE ISSUANCE UNDER
                                             SECURITIES TO BE       WEIGHTED-AVERAGE       EQUITY COMPENSATION
                                         ISSUED UPON EXERCISE OF    EXERCISE PRICE OF        PLANS (EXCLUDING
                                           OUTSTANDING OPTIONS,    OUTSTANDING OPTIONS,  SECURITIES REFLECTED IN
PLAN CATEGORY                              WARRANTS AND RIGHTS     WARRANTS AND RIGHTS          COLUMN (A))
--------------------------------------   -----------------------   --------------------  -----------------------
Equity compensation plans approved by                    0                   --                  1,047,907
security holders......................
Equity compensation arrangements not
approved by security holders..........           1,614,478                    0                          0
----------------------------------------------------------------   --------------------  -----------------------
                          TOTAL.......           1,614,478                    0                  1,047,907*

*3,047,907 if amendment to the Stock Plan is approved.

2004 STOCK PLAN INCREASE

      The Board of Directors has approved an amendment to the Stock Plan to increase the number of shares authorized under the plan from 1,047,907 to 3,047,907, an increase of 2,000,000 shares. The company has decided to increase the limit on the number of options or other stock awards issuable to any participant in a single fiscal year from 350,000 to 500,000.

RECOMMENDATION OF THE BOARD

      The Board of Directors recommends that you vote "FOR" the approval of the amendments to the Stock Plan. The amendments are intended to enable us to achieve the following objectives:

(1) To execute our operation plan we may need more than 1,047,907 options currently approved under the Stock Plan. It is important for the Board to have continued ability to offer stock-based incentive compensation to substantially all of our eligible employees and non-employee participants. In addition, the grant of options will save labor cost in cash; and

(2) The ability to maintain a market competitive stock-based incentive program by making available various stock compensation awards. The various awards available under the Stock Plan will give us greater flexibility to respond to market-competitive changes in equity compensation practices. Stock options priced at the full fair market value of common stock on the date of grant are our main form of equity compensation to our broad-based employee population and nonemployee participants.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE AMENDMENTS TO OUR 2004 STOCK PLAN.

                PROPOSAL 3: RATIFICATION OF INDEPENDENT AUDITORS

AUDIT AND OTHER FEES

AUDIT FEES

      The aggregate audit fees for 2005 were approximately $67,500. The amounts include fees of approximately $45,000 for professional services rendered by Mao & Company, CPAs, Inc. ("Mao") in connection with the audit of our consolidated financial statements as of and for the 2005 fiscal year and fees of approximately $22,500 for professional services rendered by Grobstein, Horwath & Company LLP ("GHC") in connection with reviews of our unaudited consolidated interim financial statements for the first, second and third quarters of 2005.

      The aggregate audit fees for 2004 were approximately $95,500. The amounts include fees for professional services rendered by GHC in connection with the audit of our consolidated financial statements for the 2004 fiscal year and reviews of our Quarterly Reports on Form 10-QSB for the first, second and third quarters of 2004 fiscal year.

AUDIT-RELATED FEES

      There were no audit-related fees billed by Mao or GHC for other services rendered to us for the 2005 fiscal year.

      Audit-related fees for 2004 for assurance and related services by GHC were $63,527. The amount includes fees for auditing the financial statements in relation to our Registration Statement on Form SB-2 and to the reverse merger on March 12, 2004 and not reported under the caption Audit Fees.

TAX FEES

      There were no fees for tax services billed by Mao or GHC for other services rendered to the Company for the 2005 fiscal year.

      Tax fees for 2004 for professional services rendered by GHC were $5,000. The amount includes fees for tax compliance, authority, audit support and planning services.

ALL OTHER FEES

      There were no additional aggregate fees billed by Mao for 2005 or by GHC for 2004 for other services rendered to the Company. Since we do not have a formal audit committee, our entire Board of Directors serves as our audit committee. We have not adopted pre-approval policies and procedures with respect to the Company's accountants, but our Board of Directors approved the engagement of each of Mao and GHC before their respective engagements.

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

      On March 13, 2006, GHC resigned as our certifying accounting firm. GHC's audit report on our consolidated financial statements for the years ended December 31, 2004 and 2003 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that GHC's report, submitted with our Annual Report on Form 10-KSB filed April 13, 2005, included an explanatory paragraph expressing substantial doubt about our ability to continue as a going concern. At no time during the period that GHC was our certifying accountant were there any disagreements with us on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of GHC, would have caused GHC to make reference to the subject matter of such disagreements in connection with its report on our financial statements. In addition, no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-B, occurred during our two most recent fiscal years and the subsequent interim period through the date of GHC's resignation.

      Effective March 14, 2006, our board of directors approved the selection and appointment of Mao as our certifying accounting firm for the fiscal year ending December 31, 2005. Mao has issued the audit report our consolidated financial statements for the year ended December 31, 2005 (see enclosed the Annual Report on Form 10-KSB).

      Our Board of Directors has also appointed Mao & Company CPAs, Inc. as our independent auditors for the fiscal year ending December 31, 2006.

      We do not expect representatives of Mao to be present at the annual meeting.

      Under the Sarbanes-Oxley Act of 2002 and the rules of the Securities and Exchange Commission regarding auditor independence, the engagement of the company's independent accountant to provide audit or non-audit services for the company must either be approved by the audit committee before the engagement or entered into pursuant to pre-approval policies and procedures established by the audit committee. Our Board of Directors (functioning as the audit committee) has not established any pre-approval policies or procedures and therefore all audit or non-audit services performed for the company by the independent accountant must be approved in advance of the engagement by the Board of Directors. Under limited circumstances, certain de minimus non-audit services may be approved by the Board of Directors retroactively. All services provided to the company by the independent accountants in 2005 were approved in advance of the engagement by the Board of Directors and no non-audit services were approved retroactively by the Board of Directors pursuant to the exception for certain de minimus services described above.

      The affirmative vote of a majority of the shares represented at the meeting is required for the ratification of the selection and appointment by the Board of Directors of Mao as the Company's independent auditors for the fiscal year ending December 31, 2006.


       THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE
         RATIFICATION OF THE SELECTION AND APPOINTMENT OF MAO & COMPANY,
               CPAS, INC. AS INDEPENDENT AUDITORS OF THE COMPANY.


      PROPOSAL 4: APPROVAL OF INCREASE IN AUTHORIZED SHARES OF COMMON STOCK

      We are currently authorized under our Restated Certificate of Incorporation to issue 100,000,000 shares of common stock and 20,000,000 shares of preferred stock. Our Board of Directors proposes to increase the number of authorized shares of common stock to 200,000,000 shares. Our Board of Directors believes that the proposed increase to the authorized number of shares of common stock is necessary for our continued success and growth. The proposed certificate of amendment (the "Certificate of Amendment") will amend the Company's Restated Certificate of Incorporation to increase the number of authorized shares of common stock, from 100,000,000 shares to 200,000,000 shares. The Certificate of Amendment would not affect the authorized number of shares of preferred stock, which will remain at 20,000,000.

      The additional shares of common stock that we are seeking authorization for may be used for such corporate purposes as the Board of Directors may determine from time to time to be necessary or desirable. These purposes may include, without limitation: raising capital through the sale of common stock; acquiring other businesses in exchange for shares of common stock; and attracting and retaining employees by the issuance of additional securities under the Stock Plan and other employee equity compensation arrangements. We are required by contract to seek a significant increase in our authorized common stock pursuant to a Securities Purchase Agreement entered into on June 29, 2006 with six institutional investors for the issuance and sale of 6% secured Convertible Notes, in the aggregate principal amount of U.S. $2,450,000, convertible into shares of our common stock, and Warrants to purchase 12,250,000 shares of our common stock. The Securities Purchase Agreement, the Convertible Notes, the Warrants and related transaction documents are more fully described in our Current Report on Form 8-K filed with the SEC on July 5, 2006.

      The closing for the sale of the Convertible Notes is to occur in three stages. A first sale of Convertible Notes with a principal amount of $857,500 closed on June 29, 2006. All 12,250,000 Warrants were issued at that time. Additional Convertible Notes with a principal amount of $735,000 are to be issued and sold within two days of the filing of a registration statement under the Securities Act of 1933 covering the common stock issuable upon conversion of the Convertible Notes and exercise of the Warrants. Additional Convertible Notes with a principal amount of $857,500 are to be issued and sold within two days of the registration statement being declared effective.

      The outstanding principal amount of the Convertible Notes is convertible into shares of our common stock pursuant to a conversion price that is based on an average of the trading price of our common stock on the OTC Bulletin Board. The conversion price is discounted 50% from such trading price before the registration statement is filed, 45% after it is filed if filed before September 12, 2006, and 40% if the registration statement becomes effective within 120 days after it is filed. The conversion price is also adjusted for certain subsequent issuances of any of our equity securities at prices below the conversion price then in effect. The Convertible Notes contain a volume limitation that prohibits the holder from converting further Convertible Notes if by doing so would cause the holder and its affiliates to hold more than 4.99% of our outstanding common stock. In addition, the holder agrees that it will not convert more than $120,000 principal amount of Convertible Notes per calendar month.

      The exercise price of the Warrants is $0.45 per share, subject to anti-dilution adjustments pursuant to a broad-based weighted average formula for subsequent issues of our equity securities below the trading price of the shares. The Purchase Agreement requires us to maintain a reserve of authorized common stock equal to 110% of the number of shares issuable upon full conversion of the Convertible Notes and exercise of the Warrants. The Purchase Agreement imposes financial penalties if the authorized number of shares of common stock is insufficient to satisfy the reserve requirements. The Convertible Notes and the Warrants also impose financial penalties on us if we fail to timely deliver common stock upon conversion of the Convertible Notes and exercise of the Warrants, respectively. One of the purposes that we are seeking an increase in our authorized shares is to have sufficient shares to meet the reserve requirements.

      Because the Conversion Price of the Notes at any point in time is based on the trading price of our common stock, it is not possible to calculate the exact number of shares issuable upon conversion of the Convertible Notes in the future. For illustration purposes, the conversion price of the Convertible Notes calculated for July 25, 2006 was $0.18, At that conversion price the Convertible Notes outstanding as of July 25, 2006 could be converted into 9,527,778 shares of common stock and if all of the Convertible Notes were issued, they could be converted into 27,222,222 shares of common stock. As of July 25, 2006 there were 64,285,930 shares of common stock issued and outstanding, and in addition to the Convertible Notes and Warrants, there are outstanding options, rights or warrants, convertible loans and stock subscription and other stock commitments issuable for approximately 27,200,200 shares of common stock. (The conversion or exercise terms of some of these securities are based on the Company's stock price, and therefore the exact number of shares issuable pursuant to those securities varies from day to day.)

      If the Certificate of Amendment, is approved the Board of Directors will have the authority to issue additional shares of common stock up to the 200,000,000 authorized amount without further stockholder approval, except as may be required for a particular transaction by applicable law, regulatory agencies or any other rules which we may be subject to.

      Our Board of Directors believes that the authorized number of shares of common stock should be increased to provide the Board of Directors with the ability to issue additional shares of common stock to satisfy our contractual obligations and for the other potential corporate purposes described above, without having to incur the delay and expense incident to holding a special meeting of the stockholders to approve an increase in the authorized shares of common stock at that time.

      The authorization of the additional shares of common stock by this proposal would not have any immediate dilutive effect on the proportionate voting power or other rights of existing stockholders, but, to the extent that the additional authorized shares are issued in the future, it will decrease existing stockholders' percentage equity ownership and, depending on the price at which they are issued, could be dilutive to existing stockholders and have a negative effect on the trading price of our common stock. Because the common stock issuable in conjunction with the Convertible Notes is based on a discount to the trading price, all common stock issued upon conversion of the Convertible Notes will be dilutive to existing stockholders on a market capitalization basis. Under the Restated Certificate of Incorporation, stockholders do not have preemptive rights with respect to the issuance of shares of common stock, which means that current stockholders do not have a prior right to purchase any new issue of common stock in order to maintain their proportionate ownership of common stock.

OTHER CONSIDERATIONS

      The increase in the number of authorized shares of common stock could have unintended effects. For example, if our Board of Directors issues additional shares in the future, such issuance could dilute the stock ownership and voting power of, or increase the cost to, a person seeking to obtain control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or other extraordinary transaction. To the extent that it impedes any such attempts, the Certificate of Amendment may serve to perpetuate our management. The Certificate of Amendment is not being proposed in response to any known effort or threat to acquire control of the Company and is not part of a plan by management to adopt a series of amendments to the Restated Certificate of Incorporation and our bylaws that would thwart such efforts.

   THE BOARD OF DIRECTORS HAS APPROVED AND RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE CERTIFICATE OF AMENDMENT TO INCREASE THE NUMBER OF AUTHORIZED
   SHARES OF COMMON STOCK OF THE COMPANY. YOUR PROXY WILL BE SO VOTED UNLESS
                             YOU SPECIFY OTHERWISE.


        STOCKHOLDER PROPOSALS FOR THE 2007 ANNUAL MEETING OF STOCKHOLDERS

      Stockholders who, in accordance with SEC Rule 14a-8, wish to present proposals for inclusion in the proxy materials to be distributed in connection with next year's annual meeting must submit their proposals so that they are received at the Company's principal executive offices no later than the close of business on December 29, 2006.

      In accordance with our bylaws, in order to be properly brought before the 2007 Annual Meeting of Stockholders, a stockholder's notice of the matter the stockholder wishes to present, or the person or persons the stockholder wishes to nominate as a director, must be delivered to or mailed and received by the Company's Secretary at its principal executive offices not less than 60 days nor more than 180 days prior to the 2007 Annual Meeting of Stockholders. However, if less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to the stockholders, notice of the matter the stockholder wishes to present, or the person or persons the stockholder wishes to nominate as a director, must be so received not later than the close of business on the tenth day following the day on which the notice of the meeting date was mailed or public disclosure was made. To be in proper form, a stockholder's notice must include the specified information concerning the proposal or nominee as described in our bylaws.

      Please send notices of intention to present proposals at the 2007 Annual Meeting of Stockholders to the Company's Secretary, 415 West Foothill Blvd, Suite 206 Claremont, California 91711-2766. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.


                                 OTHER BUSINESS

      The Board of Directors does not currently intend to bring any other business before the meeting, and so far as is known to the Board, no matters are to be brought before the meeting except as specified in the notice of the meeting. However, as to any other business which may properly come before the meeting, the proxy holders will vote any shares represented by proxies in their discretion.


                                      KIWA BIO-TECH PRODUCTS GROUP CORPORATION

                                      By Order of the Board of Directors


                                      Yvonne Wang
                                      Secretary

Claremont, California
August 9, 2006

                                     [FRONT]

                                      PROXY

                     FOR ANNUAL MEETING OF THE STOCKHOLDERS

                    KIWA BIO-TECH PRODUCTS GROUP CORPORATION

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Wei Li and Yvonne Wang (collectively, the "Proxies"), and each of them, with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the Annual Meeting of the Company to be held at our executive office located at Room 516, Block A, Tai Li Ming Yuan Building, Jia 1, Waiguanxie Street, Chaoyang District, Beijing, P.R.C., on Tuesday, September 12, 2006 at 10:00 a.m. local time and at any adjournments thereof.


1.   Election of Directors:                  FOR                   WITHHOLD AUTHORITY        FOR all Nominees
                                         all Nominees               for all Nominees              EXCEPT
                                             |_|                        |_|                        |_|
     Nominees:
     (1)  Wei Li
     (2)  Lian jun Luo
     (3)  Da chang Ju                Instruction:  To withhold authority to vote for any individual nominee,
     (4)  Yun long Zhang             mark "For All Nominees Except" and write the name of the nominee(s) below:

                                     --------------------------------------------------------------------------

2.   Approve amendment to                    FOR                     WITHHOLD                   ABSTAIN
     2004 Stock Incentive                    |_|                        |_|                        |_|
     Plan

3.   Ratify the appointment of               FOR                     WITHHOLD                   ABSTAIN
     Mao & Company, CPAs, Inc.               |_|                        |_|                        |_|
     as the Company's independent auditors
     for the fiscal year ending
     December 31, 2006

4.   Approve amendment to Certificate        FOR                     WITHHOLD                   ABSTAIN
     of Incorporation increasing             |_|                        |_|                        |_|
     authorized common stock to
     200,000,000 shares

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                                    [REVERSE]

      This proxy when properly signed will be voted and will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE NOMINEES SET FORTH IN PROPOSAL 1 AND "FOR" PROPOSALS 2 THROUGH 4 AND IN THE DISCRETION OF THE PROXIES AS TO ANY OTHER MATTERS THAT PROPERLY COME BEFORE THE ANNUAL MEETING.

                                    ____________________________________________
                                    Signature

                                    ____________________________________________
                                    Signature, if held jointly

                                    Dated: ____________________, 2006


                                    IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY.
                                    When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

                                  APPENDIX "A"

                    KIWA BIO-TECH PRODUCTS GROUP CORPORATION
                            2004 STOCK INCENTIVE PLAN

                                Amended as of [ ]

         Amendment Approved by the Board of Directors on July [ ], 2006

          Amendment Approved by the Shareholders of the Company on [ ]

                       SECTION 1: GENERAL PURPOSE OF PLAN

      The name of this plan is the Kiwa Bio-Tech Products Group Corporation 2004 Stock Incentive Plan (the "PLAN"). The purpose of the Plan is to enable Kiwa Bio-Tech Products Group Corporation, a Delaware corporation (the "COMPANY"), and any Parent or any Subsidiary to obtain and retain the services of the types of Employees, Consultants and Directors who will contribute to the Company's long range success and to provide incentives which are linked directly to increases in share value which will inure to the benefit of all shareholders of the Company.

                             SECTION 2: DEFINITIONS

      For purposes of the Plan, the following terms shall be defined as set forth below:

      "ADMINISTRATOR" shall have the meaning as set forth in SECTION 3, hereof.

      "BOARD" means the Board of Directors of the Company.

      "CAUSE" means (i) failure by an Eligible Person to substantially perform his or her duties and obligations to the Company (other than any such failure resulting from his or her incapacity due to physical or mental illness); (ii) engaging in misconduct or a fiduciary breach which is or potentially is materially injurious to the Company or its shareholders; (iii) commission of a felony; (iv) the commission of a crime against the Company which is or potentially is materially injurious to the Company; or (v) as otherwise provided in the Stock Option Agreement or Stock Purchase Agreement. For purposes of this Plan, the existence of Cause shall be determined by the Administrator in its sole discretion.

      "CHANGE IN CONTROL" shall mean:

            (1) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 80% of the combined voting power (which voting power shall be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time) into shares entitled to vote, but not assuming the exercise of any warrant or right to subscribe to or purchase those shares) of the continuing or Surviving Entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned, directly or indirectly, by persons who were not shareholders of the Company immediately prior to such merger, consolidation or other reorganization; PROVIDED, HOWEVER, that in making the determination of ownership by the shareholders of the Company, immediately after the reorganization, equity securities which persons own immediately before the reorganization as shareholders of another party to the transaction shall be disregarded; or

            (2) The sale, transfer or other disposition of all or substantially all of the Company's assets.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

      "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

      "COMMITTEE" means a committee of the Board designated by the Board to administer the Plan.

      "COMPANY" means Kiwa Bio-Tech Products Group Corporation, a corporation organized under the laws of the State of Delaware (or any successor corporation).

      "CONSULTANT" means a consultant or advisor who is a natural person and who provides bona fide services to the Company, a Parent or a Subsidiary; provided such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities.

      "DATE OF GRANT" means the date on which the Administrator adopts a resolution expressly granting a Right to a Participant or, if a different date is set forth in such resolution as the Date of Grant, then such date as is set forth in such resolution.

      "DIRECTOR" means a member of the Board.

      "DISABILITY" means that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an ISO pursuant to SECTION 6.6 hereof, the term Disability shall have the meaning ascribed to it under Code Section 22(e)(3). The determination of whether an individual has a Disability shall be determined under procedures established by the Plan Administrator.

      "ELIGIBLE PERSON" means an Employee, Consultant or Director of the Company, any Parent or any Subsidiary.

      "EMPLOYEE" shall mean any individual who is a common-law employee (including officers) of the Company, a Parent or a Subsidiary.

      "EXERCISE PRICE" shall have the meaning set forth in SECTION 6.3 hereof.

      "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

      "FAIR MARKET VALUE" shall mean the fair market value of a Share, determined as follows: (i) if the Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market, the Fair Market Value of a share of Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in the Stock) on the last market trading day prior to the day of determination, as reported in the WALL STREET JOURNAL or such other source as the Administrator deems reliable; (ii) if the Stock is quoted on the Nasdaq System (but not on the Nasdaq National Market) or any similar system whereby the stock is regularly quoted by a recognized securities dealer but closing sale prices are not reported, the Fair Market Value of a share of Stock shall be the mean between the bid and asked prices for the Stock on the last market trading day prior to the day of determination, as reported in the WALL STREET JOURNAL or such other source as the Administrator deems reliable; or (iii) in the absence of an established market for the Stock, the Fair Market Value shall be determined in good faith by the Administrator and such determination shall be conclusive and binding on all persons.

      "ISO" means a Stock Option intended to qualify as an "incentive stock option" as that term is defined in Section 422(b) of the Code.

      "NON-EMPLOYEE DIRECTOR" means a member of the Board who is not an Employee of the Company, a Parent or Subsidiary, who satisfies the requirements of such term as defined in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission.

      "NON-QUALIFIED STOCK OPTION" means a Stock Option not described in Section 422(b) of the Code.

      "OFFEREE" means a Participant who is granted a Purchase Right pursuant to the Plan.

      "OPTIONEE" means a Participant who is granted a Stock Option pursuant to the Plan.

      "OUTSIDE DIRECTOR" means a member of the Board who is not an Employee of the Company, a Parent or Subsidiary, who satisfies the requirements of such term as defined in Treasury Regulations (26 Code of Federal Regulation Section 1.162-27(e)(3)).

      "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

      "PARTICIPANT" means any Eligible Person selected by the Administrator, pursuant to the Administrator's authority in SECTION 3, to receive grants of Rights.

      "PLAN" means this Kiwa Bio-Tech Products Group Corporation 2004 Stock Incentive Plan, as the same may be amended or supplemented from time to time.

      "PURCHASE PRICE" shall have the meaning set forth in SECTION 7.3.

      "PURCHASE RIGHT" means the right to purchase Stock granted pursuant to
SECTION 7.

      "RIGHTS" means Stock Options and Purchase Rights.

      "REPURCHASE RIGHT" shall have the meaning set forth in SECTION 8.7 of the Plan.

      "SERVICE" shall mean service as an Employee, Director or Consultant.

      "STOCK" means Common Stock, par value $0.001 per share, of the Company.

      "STOCK OPTION" or "OPTION" means an option to purchase shares of Stock granted pursuant to SECTION 6.

      "STOCK OPTION AGREEMENT" shall have the meaning set forth in SECTION 6.1.

      "STOCK PURCHASE AGREEMENT" shall have the meaning set forth in SECTION
7.1.

      "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

      "SURVIVING ENTITY" means the Company if immediately following any merger, consolidation or similar transaction, the holders of outstanding voting securities of the Company immediately prior to the merger or consolidation own equity securities possessing more than 50% of the voting power of the corporation existing following the merger, consolidation or similar transaction. In all other cases, the other entity to the transaction and not the Company shall be the Surviving Entity. In making the determination of ownership by the shareholders of an entity immediately after the merger, consolidation or similar transaction, equity securities which the shareholders owned immediately before the merger, consolidation or similar transaction as shareholders of another party to the transaction shall be disregarded. Further, outstanding voting securities of an entity shall be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time) into shares entitled to vote.

      "TEN PERCENT SHAREHOLDER" means a person who on the Date of Grant owns, either directly or through attribution as provided in Section 424 of the Code, Stock constituting more than 10% of the total combined voting power of all classes of stock of his or her employer corporation or of any Parent or Subsidiary.

                            SECTION 3: ADMINISTRATION

      3.1 ADMINISTRATOR. The Plan shall be administered by either (i) the Board or (ii) the Committee (the group that administers the Plan is referred to as the "ADMINISTRATOR").

      3.2 POWERS IN GENERAL. The Administrator shall have the power and authority to grant to Eligible Persons, pursuant to the terms of the Plan, (i) Stock Options, (ii) Purchase Rights or (iii) any combination of the foregoing.

      3.3 SPECIFIC POWERS. In particular, the Administrator shall have the authority: (i) to construe and interpret the Plan and apply its provisions; (ii) to promulgate, amend and rescind rules and regulations relating to the administration of the Plan; (iii) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;
(iv) to determine when Rights are to be granted under the Plan; (v) from time to time to select, subject to the limitations set forth in this Plan, those Eligible Persons to whom Rights shall be granted; (vi) to determine the number of shares of Stock to be made subject to each Right; (vii) to determine whether each Stock Option is to be an ISO or a Non-Qualified Stock Option; (viii) to prescribe the terms and conditions of each Stock Option and Purchase Right, including, without limitation, the Exercise Price, Purchase Price and medium of payment, vesting provisions and repurchase provisions, and to specify the provisions of the Stock Option Agreement or Stock Purchase Agreement relating to such grant or sale; (ix) to amend any outstanding Rights for the purpose of modifying the time or manner of vesting, the Purchase Price or Exercise Price, as the case may be, subject to applicable legal restrictions and to the consent of the other party to such agreement; (x) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan; (xi) to make decisions with respect to outstanding Stock Options that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;
(xii) to the extent permitted by law, by resolution adopted by the Board, to authorize one or more officers of the Company to do one or both of the following: (a) designate eligible officers and employees of the Company or any of its subsidiaries to be recipients of Awards and (b) determine the number of such Awards to be received by such officers and employees, provided that the resolution so authorizing such officer or officers shall specify the total number of Awards such officer or officers may award; and (xiii) to make any and all other determinations which it determines to be necessary or advisable for administration of the Plan.

      3.4 DECISIONS FINAL. All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants.

      3.5 THE COMMITTEE. The Board may, in its sole and absolute discretion, from time to time, and at any period of time during which the Company's Stock is registered pursuant to Section 12 of the Exchange Act shall, delegate any or all of its duties and authority with respect to the Plan to the Committee whose members are to be appointed by and to serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the unanimous written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable. During any period of time during which the Company's Stock is registered pursuant to Section 12 of the Exchange Act, all members of the Committee shall be Non-Employee Directors and Outside Directors.

      3.6 INDEMNIFICATION. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by applicable law, the Administrator and each of the Administrator's consultants shall be indemnified by the Company against the reasonable expenses, including attorney's fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Administrator or any of its consultants may be party by reason of any action taken or failure to act under or in connection with the Plan or any option granted under the Plan, and against all amounts paid by the Administrator or any of its consultants in settlement thereof (provided that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Administrator or any of its consultants in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Administrator or any of its consultants did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, and in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; PROVIDED, HOWEVER, that within 60 days after institution of any such action, suit or proceeding, such Administrator or any of its consultants shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

                      SECTION 4: STOCK SUBJECT TO THE PLAN

      4.1 STOCK SUBJECT TO THE PLAN. Subject to adjustment as provided in
SECTION 9, 3,047,907 shares of Common Stock shall be reserved and available for issuance under the Plan. Stock reserved hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares.

      4.2 BASIC LIMITATION. The maximum number of shares with respect to which Options, awards or sales of Stock may be granted under the Plan to any Participant in any one calendar year shall be 500,000 shares. The number of shares that are subject to Rights under the Plan shall not exceed the number of shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available a sufficient number of shares to satisfy the requirements of the Plan.

      4.3 ADDITIONAL SHARES. In the event that any outstanding Option or other right for any reason expires or is canceled or otherwise terminated, the shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan. In the event that shares issued under the Plan are reacquired by the Company pursuant to the terms of any forfeiture provision or right of repurchase, such shares shall again be available for the purposes of the Plan.

                             SECTION 5: ELIGIBILITY

      Eligible Persons who are selected by the Administrator shall be eligible to be granted Rights hereunder subject to limitations set forth in this Plan; PROVIDED, HOWEVER, that only Employees shall be eligible to be granted ISOs hereunder.

                   SECTION 6: TERMS AND CONDITIONS OF OPTIONS.

      6.1 STOCK OPTION AGREEMENT. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company (the "STOCK OPTION AGREEMENT"). Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Administrator deems appropriate for inclusion in a Stock Option Agreement.

      The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

      6.2 NUMBER OF SHARES. Each Stock Option Agreement shall specify the number of shares of Stock that are subject to the Option and shall provide for the adjustment of such number in accordance with SECTION 9, hereof. The Stock Option Agreement shall also specify whether the Option is an ISO or a Non-Qualified Stock Option.

      6.3 EXERCISE PRICE.

            6.3.1 IN GENERAL. Each Stock Option Agreement shall state the price at which shares subject to the Stock Option may be purchased (the "EXERCISE PRICE"), which shall, with respect to Incentive Stock Options, be not less than 100% of the Fair Market Value of the Stock on the Date of Grant. In the case of Non-Qualified Stock Options, the Exercise Price shall be determined in the sole discretion of the Administrator; provided, however, that the Exercise Price shall be no less than 85% of the Fair Market Value of the shares on the Date of Grant of the Non-Qualified Stock Option.

            6.3.2 TEN PERCENT SHAREHOLDER. A Ten Percent Shareholder shall not be eligible for designation as an Optionee or Purchaser, unless (i) the Exercise Price of a Non-Qualified Stock Option is at least 110% of the Fair Market Value of a Share on the Date of Grant, or (ii) in the case of an ISO, the Exercise Price is at least 110% of the Fair Market Value of a Share on the Date of Grant and such ISO by its terms is not exercisable after the expiration of five years from the Date of Grant.

            6.3.3 NON-APPLICABILITY. The Exercise Price restriction applicable to Non-Qualified Stock Options required by SECTIONS 6.3.1 and 6.3.2(I) shall be inoperative if a determination is made by counsel for the Company that such Exercise Price restrictions are not required in the circumstances under applicable federal or state securities laws.

            6.3.4 PAYMENT. The Exercise Price shall be payable in a form described in SECTION 8 hereof.

      6.4 WITHHOLDING TAXES. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Board may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise or with the disposition of shares acquired by exercising an Option.

      6.5 EXERCISABILITY. Each Stock Option Agreement shall specify the date when all or any installment of the Option becomes exercisable. In the case of an Optionee who is not an officer of the Company, a Director or a Consultant, an Option shall become exercisable at least as rapidly as 20% per year over the five-year period commencing on the Date of Grant. Subject to the preceding sentence, the exercise provisions of any Stock Option Agreement shall be determined by the Administrator, in its sole discretion.

      6.6 TERM. The Stock Option Agreement shall specify the term of the Option. No Option shall be exercised after the expiration of ten years after the date the Option is granted. In the case of an ISO granted to a Ten Percent Shareholder, the ISO shall not be exercised after the expiration of five years after the date the ISO is granted. Unless otherwise provided in the Stock Option Agreement, no Option may be exercised (i) three months after the date the Optionee's Service with the Company, its Parent or its Subsidiaries terminates if such termination is for any reason other than death, Disability or Cause,
(ii) one year after the date the Optionee's Service with the Company and its subsidiaries terminates if such termination is a result of death or Disability, and (iii) if the Optionee's Service with the Company and its Subsidiaries terminates for Cause, all outstanding Options granted to such Optionee shall expire as of the commencement of business on the date of such termination. The Administrator may, in its sole discretion, waive the accelerated expiration provided for in (i) or (ii). Outstanding Options that are not vested at the time of termination of employment for any reason shall expire at the close of business on the date of such termination.

      6.7 LEAVES OF ABSENCE. For purposes of SECTION 6.6 above, to the extent required by applicable law, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence. To the extent applicable law does not require such a leave to be deemed to continue while the Optionee is on a bona fide leave of absence, such leave shall be deemed to continue if, and only if, expressly provided in writing by the Administrator or a duly authorized officer of the Company, Parent or Subsidiary for whom Optionee provides his or her services.

      6.8 MODIFICATION, EXTENSION AND ASSUMPTION OF OPTIONS. Within the limitations of the Plan, the Administrator may modify, extend or assume outstanding Options (whether granted by the Company or another issuer) or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of shares and at the same or a different Exercise Price. Without limiting the foregoing, the Administrator may amend a previously granted Option to fully accelerate the exercise schedule of such Option (including without limitation, in connection with a Change in Control). The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee's rights or increase the Optionee's obligations under such Option. However, a termination of the Option in which the Optionee receives a cash payment equal to the difference between the Fair Market Value and the Exercise Price for all shares subject to exercise under any outstanding Option shall not be deemed to impair any rights of the Optionee or increase the Optionee's obligations under such Option.

               SECTION 7: TERMS AND CONDITIONS OF AWARDS OR SALES

      7.1 STOCK PURCHASE AGREEMENT. Each award or sale of shares of Stock under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Purchaser and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

      7.2 DURATION OF OFFERS. Unless otherwise provided in the Stock Purchase Agreement, any right to acquire shares of Stock under the Plan (other than an Option) shall automatically expire if not exercised by the Purchaser within 30 days after the grant of such right was communicated to the Purchaser by the Company.

      7.3 PURCHASE PRICE.

            7.3.1 IN GENERAL. Each Stock Purchase Agreement shall state the price at which the Stock subject to such Stock Purchase Agreement may be purchased (the "PURCHASE PRICE"), which, with respect to Stock Purchase Rights, shall be determined in the sole discretion of the Administrator; PROVIDED, HOWEVER, that the Purchase Price shall be no less than 85% of the Fair Market Value of the shares of Stock on either the Date of Grant or the date of purchase of the Purchase Right.

            7.3.2 TEN PERCENT STOCKHOLDERS. A Ten Percent Stockholder shall not be eligible for designation as a Purchaser unless the Purchase Price (if any) is at least 100% of the Fair Market Value of a Share.

            7.3.3 NON APPLICABILITY. The Purchase Price restrictions required by SECTIONS 7.3.1 and 7.3.2 shall be inoperative if a determination is made by counsel for the Company that such Purchase Price restrictions are not required in the circumstances under applicable federal or state securities laws.

            7.3.4 PAYMENT OF PURCHASE PRICE. The Purchase Price shall be payable in a form described in SECTION 8.

      7.4 WITHHOLDING TAXES. As a condition to the purchase of shares, the Purchaser shall make such arrangements as the Board may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such purchase.

                        SECTION 8: PAYMENT; RESTRICTIONS

      8.1 GENERAL RULE. The entire Purchase Price or Exercise Price of shares issued under the Plan shall be payable in full by, as applicable, cash or check for an amount equal to the aggregate Purchase Price or Exercise Price for the number of shares being purchased, or in the discretion of the Administrator, upon such terms as the Administrator shall approve, (i) in the case of an Option, by a copy of instructions to a broker directing such broker to sell the Stock for which such Option is exercised, and to remit to the Company the aggregate Exercise Price of such Options (a "CASHLESS EXERCISE"), (ii) in the case of an Option or a sale of Stock, by paying all or a portion of the Exercise Price or Purchase Price for the number of shares being purchased by tendering Stock owned by the Optionee, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the aggregate Purchase Price of the Stock with respect to which such Option or portion thereof is thereby exercised or Stock acquired (a "STOCK-FOR-STOCK EXERCISE") or (iii) by a stock-for-stock exercise by means of attestation whereby the Optionee identifies for delivery specific shares of Stock already owned by Optionee and receives a number of shares of Stock equal to the difference between the Option shares thereby exercised and the identified attestation shares of Stock (an "ATTESTATION EXERCISE").

      8.2 WITHHOLDING PAYMENT. The Purchase Price or Exercise Price shall include payment of the amount of all federal, state, local or other income, excise or employment taxes subject to withholding (if any) by the Company or any parent or subsidiary corporation as a result of the exercise of a Stock Option. The Optionee may pay all or a portion of the tax withholding by cash or check payable to the Company, or, at the discretion of the Administrator, upon such terms as the Administrator shall approve, by (i) cashless exercise or attestation exercise; (ii) stock-for-stock exercise; (iii) in the case of an Option, by paying all or a portion of the tax withholding for the number of shares being purchased by withholding shares from any transfer or payment to the Optionee ("STOCK WITHHOLDING"); or (iv) a combination of one or more of the foregoing payment methods. Any shares issued pursuant to the exercise of an Option and transferred by the Optionee to the Company for the purpose of satisfying any withholding obligation shall not again be available for purposes of the Plan. The Fair Market Value of the number of shares subject to Stock Withholding shall not exceed an amount equal to the applicable minimum required tax withholding rates.

      8.3 SERVICES RENDERED. At the discretion of the Administrator, shares of Stock may be awarded under the Plan in consideration of services rendered to the Company, a Parent or a Subsidiary prior to the award.

      8.4 PROMISSORY NOTE. To the extent that a Stock Option Agreement or Stock Purchase Agreement so provides, in the discretion of the Administrator, upon such terms as the Administrator shall approve, all or a portion of the Exercise Price or Purchase Price (as the case may be) of shares issued under the Plan may be paid with a full-recourse promissory note; PROVIDED, HOWEVER, that payment of any portion of the Exercise Price by promissory note shall not be permitted where such loan would be prohibited by applicable laws, regulations and rules of the Securities and Exchange Commission and any other governmental agency having jurisdiction. However, in the event there is a stated par value of the shares and applicable law requires, the par value of the shares, if newly issued, shall be paid in cash or cash equivalents. The shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Administrator (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note. Unless the Administrator determines otherwise, shares of Stock having a Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its discretion; PROVIDED, HOWEVER, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

      8.5 EXERCISE/PLEDGE. To the extent that a Stock Option Agreement or Stock Purchase Agreement so allows, in the discretion of the Administrator, upon such terms as the Administrator shall approve, payment may be made all or in part by the delivery (on a form prescribed by the Administrator) of an irrevocable direction to pledge shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

      8.6 WRITTEN NOTICE. The purchaser shall deliver a written notice to the Administrator requesting that the Company direct the transfer agent to issue to the purchaser (or to his designee) a certificate for the number of shares of Common Stock being exercised or purchased or, in the case of a cashless exercise or share withholding exercise, for any shares that were not sold in the cashless exercise or withheld.

      8.7 REPURCHASE RIGHTS. Each Stock Purchase Agreement may provide that the Company may repurchase the Participant's Rights as provided in this SECTION 8.7 (the "REPURCHASE RIGHT").

            8.7.1 REPURCHASE PRICE. The Repurchase Right shall be exercisable at a price equal to the Purchase Price.

            8.7.2 EXERCISE OF REPURCHASE RIGHT. A Repurchase Right may be exercised only within 90 days after the termination of the Participant's Service for cash or for cancellation of indebtedness incurred in purchasing the shares; PROVIDED, HOWEVER, the Repurchase Right shall lapse at least as rapidly as to 20% of the Restricted Stock purchased hereunder each year over a period of five years from the date the Restricted Stock is purchased.

      8.8 TERMINATION OF REPURCHASE RIGHT. Each Stock Purchase Agreement shall provide that the Repurchase Rights shall have no effect with respect to, or shall lapse and cease to have effect when a determination is made by counsel for the Company that such Repurchase Rights are not permitted under applicable federal or state securities laws.

      8.9 NO TRANSFERABILITY. Except as provided herein, a Participant may not assign, sell or transfer Rights, in whole or in part, other than by will or by operation of the laws of descent and distribution.

            8.9.1 PERMITTED TRANSFER OF NON-QUALIFIED OPTION. The Administrator, in its sole discretion may permit the transfer of a Non-Qualified Option (but not an ISO or Stock Purchase Right) as follows: (i) by gift to a member of the Participant's immediate family or (ii) by transfer by instrument to a trust providing that the Option is to be passed to beneficiaries upon death of the trustor (either or both (i) or (ii) referred to as a "PERMITTED TRANSFEREE"). For purposes of this SECTION 8.9.1, "IMMEDIATE FAMILY" shall mean the Optionee's spouse (including a former spouse subject to terms of a domestic relations order); child, stepchild, grandchild, child-in-law; parent, stepparent, grandparent, parent-in-law; sibling and sibling-in-law, and shall include adoptive relationships.

            8.9.2 CONDITIONS OF PERMITTED TRANSFER. A transfer permitted under this SECTION 8.9 hereof may be made only upon written notice to and approval thereof by Administrator. A Permitted Transferee may not further assign, sell or transfer the transferred Option, in whole or in part, other than by will or by operation of the laws of descent and distribution. A Permitted Transferee shall agree in writing to be bound by the provisions of this Plan.

                    SECTION 9: ADJUSTMENTS; MARKET STAND-OFF

      9.1 EFFECT OF CERTAIN CHANGES.

            9.1.1 STOCK DIVIDENDS, SPLITS, ETC. If there is any change in the number of outstanding shares of Stock by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, then
(i) the number of shares of Stock available for Rights, (ii) the number of shares of Stock covered by outstanding Rights and (iii) the Exercise Price or Purchase Price of any Stock Option or Purchase Right, in effect prior to such change, shall be proportionately adjusted by the Administrator to reflect any increase or decrease in the number of issued shares of Stock; PROVIDED, HOWEVER, that any fractional shares resulting from the adjustment shall be eliminated.

            9.1.2 LIQUIDATION, DISSOLUTION, MERGER OR CONSOLIDATION. In the event of a dissolution or liquidation of the Company, or any corporate separation or division, including, but not limited to, a split-up, a split-off or a spin-off, or a sale of substantially all of the assets of the Company; a merger or consolidation in which the Company is not the Surviving Entity; a reverse merger in which the Company is the Surviving Entity, but the shares of Company stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or the transfer of more than 80% of the then outstanding voting stock of the Company to another person or entity, then, the Company, to the extent permitted by applicable law, but otherwise in its sole discretion may provide for: (i) the continuation of outstanding Rights by the Company (if the Company is the Surviving Entity); (ii) the assumption of the Plan and such outstanding Rights by the Surviving Entity or its parent; (iii) the substitution by the Surviving Entity or its parent of Rights with substantially the same terms for such outstanding Rights; or (iv) the cancellation of such outstanding Rights without payment of any consideration, provided that if such Rights would be canceled in accordance with the foregoing, the Participant shall have the right, exercisable during the later of the ten-day period ending on the fifth day prior to such merger or consolidation or ten days after the Administrator provides the Rights holder a notice of cancellation, to exercise the vested portion of such Rights in whole or in part, or, if provided for by the Administrator using its sole discretion in a notice of cancellation, to exercise such Rights in whole or in part without regard to any vesting provisions in the Rights agreement.

            9.1.3 FURTHER ADJUSTMENTS. Subject to SECTION 9.1.2, the Administrator shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation or Change in Control, to take such further action as it determines to be necessary or advisable, and fair and equitable to Participants, with respect to Rights. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Rights so as to provide for earlier, later, extended or additional time for exercise and other modifications, and the Administrator may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants. The Administrator may take such action before or after granting Rights to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation or Change in Control that is the reason for such action.

            9.1.4 PAR VALUE CHANGES. In the event of a change in the Stock of the Company as presently constituted which is limited to a change of all of its authorized shares with par value, into the same number of shares without par value, or a change in the par value, the shares resulting from any such change shall be "Stock" within the meaning of the Plan.

      9.2 DECISION OF ADMINISTRATOR FINAL. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive; PROVIDED, HOWEVER, that each ISO granted pursuant to the Plan shall not be adjusted in a manner that causes such Stock Option to fail to continue to qualify as an ISO without the prior consent of the Optionee thereof.

      9.3 NO OTHER RIGHTS. Except as hereinbefore expressly provided in this
SECTION 9, no Participant shall have any rights by reason of any subdivision or consolidation of shares of Company stock or the payment of any dividend or any other increase or decrease in the number of shares of Company stock of any class or by reason of any of the events described in SECTION 9.1, above, or any other issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class; and, except as provided in this SECTION 9, none of the foregoing events shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to Rights. The grant of a Right pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets.

      9.4 MARKET STAND-OFF. Each Stock Option Agreement and Stock Purchase Agreement may provide that, in connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, as amended, the Participant shall agree not to sell, make any short sale of, loan, hypothecate, pledge, grant any option for the repurchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any Stock without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters (the "MARKET STAND-OFF").

                      SECTION 10: AMENDMENT AND TERMINATION

      The Board may amend, suspend or terminate the Plan at any time and for any reason. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.

                         SECTION 11: GENERAL PROVISIONS

      11.1 GENERAL RESTRICTIONS.

            11.1.1 NO VIEW TO DISTRIBUTE. The Administrator may require each person acquiring shares of Stock pursuant to the Plan to represent to and agree with the Company in writing that such person is acquiring the shares without a view towards distribution thereof. The certificates for such shares may include any legend that the Administrator deems appropriate to reflect any restrictions on transfer.

            11.1.2 LEGENDS. All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed and any applicable federal or state securities laws, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

            11.1.3 NO RIGHTS AS SHAREHOLDER. Except as specifically provided in this Plan, a Participant or a transferee of a Right shall have no rights as a shareholder with respect to any shares covered by the Rights until the date of the issuance of a Stock certificate to him or her for such shares, and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Stock certificate is issued, except as provided in SECTION 9.1, hereof.

      11.2 OTHER COMPENSATION ARRANGEMENTS. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

      11.3 DISQUALIFYING DISPOSITIONS. Any Participant who shall make a "DISPOSITION" (as defined in Section 424 of the Code) of all or any portion of an ISO within two years from the date of grant of such ISO or within one year after the issuance of the shares of Stock acquired upon exercise of such ISO shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Stock.

      11.4 REGULATORY MATTERS. Each Stock Option Agreement and Stock Purchase Agreement shall provide that no shares shall be purchased or sold thereunder unless and until (i) any then applicable requirements of state or federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel and (ii) if required to do so by the Company, the Optionee or Offeree shall have executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Board or Committee may require.

      11.5 RECAPITALIZATIONS. Each Stock Option Agreement and Stock Purchase Agreement shall contain provisions required to reflect the provisions of SECTION 9.

      11.6 DELIVERY. Upon exercise of a Right granted under this Plan, the Company shall issue Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory obligations the Company may otherwise have, for purposes of this Plan, thirty days shall be considered a reasonable period of time.

      11.7 OTHER PROVISIONS. The Stock Option Agreements and Stock Purchase Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Rights, as the Administrator may deem advisable.

                     SECTION 12: INFORMATION TO PARTICIPANTS

      To the extent necessary to comply with California law, the Company each year shall furnish to Participants its balance sheet and income statement unless such Participants are limited to key Employees whose duties with the Company assure them access to equivalent information.

                       SECTION 13: EFFECTIVE DATE OF PLAN

      The effective date of this Plan is May 10, 2004. Our stockholders approved the Stock Plan on June 3, 2004, and approved amendments to the Plan on [ ].

                            SECTION 14: TERM OF PLAN

      The Plan shall terminate automatically on May 10, 2014, but no later than prior to the 10th anniversary of the effective date. No Right shall be granted pursuant to the Plan after such date, but Rights theretofore granted may extend beyond that date. The Plan may be terminated on any earlier date pursuant to
SECTION 10 hereof.

                             SECTION 15: EXECUTION.

      The undersigned Secretary of the Company certifies that on [    ], the
stockholders of the Company approved the Plan, as amended, by the requisite vote.

                                       KIWA BIO-TECH PRODUCTS GROUP CORPORATION


                                       ----------------------------------------
                                       By:  Yvonne Wang
                                       Its: Company Secretary